SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): May 19, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     99.1 Monthly Operating Report for the period ended April 25, 2004.


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

     ITEM 12: Results of Operations and Financial Condition

     On February, 4, 2004, Avado Brands, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court"). Honorable Chief Judge Steven A. Felsenthal of the Bankruptcy Court was assigned to preside over the case, which is administered as Case No. 04-31555. Pursuant to the United States Bankruptcy Code, the Company's monthly operating report for the period ended April 25, 2004 (the "Report") was filed with the Bankruptcy Court on May 19, 2004. The Report is attached to this Current Report on Form 8-K as exhibit 99.1.

     The Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants, are not presented in accordance with generally accepted accounting principles, and may be subject to future reconciliation and adjustments.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1934 if such subsequent filing specifically references this Form 8-K.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Louis J. Profumo
                                         Chief Financial Officer


Date: May 28, 2004


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